2007 Analyst Day March 7, 2007

In this presentation, various remarks we make about future expectations, plans, and prospects constitute forward looking statements for purposes of the Safe Harbor Provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from expectations, plans, and prospects contemplated in any forward looking statements as a result of various factors, including those discussed in our filings with the SEC. We encourage everyone to read our SEC filings, including our 10-K for the period ended December 31, 2006, which was filed with the SEC on March 1, 2007. Forward Looking Statements 1

Agenda Welcome and Overview Phil Milne Float Products and Portfolio Tony Ryan Bill Putney Global Payment Services Tony Ryan Summary Phil Milne 2

Welcome and Overview Phil Milne Chairman, President & Chief Executive Officer 3

Our Values Respect Recognizes and values talents and role of each individual Courage The strength and spirit to take risks, be accountable, and take an innovative approach Passion Enthusiasm and commitment to personal and professional growth, company values, and business objectives Integrity Demonstrates honesty and ethics in all behaviors Teamwork Dedication and drive to achieve group goals 4

"To help people and businesses by providing affordable, reliable and convenient payment services" Our Purpose 5

Creating Shareholder Value Our Purpose: Helping people and businesses by providing affordable, reliable and convenient payment services Our Corporate Values: Respect, Courage, Passion, Integrity, Teamwork MoneyGram International Value Proposition Shareholder Value 6

2006 Highlights Revenue: Total revenue surpassed $1 billion Net income: $124.1 million Diluted EPS from continuing operations: $1.45 Shares repurchased: 2.2 million Money transfer volume growth: +41% Money transfer agent location growth: +24% 7

Business Segments Global Funds Transfer Money Transfer Retail Money Orders Urgent Bill Pay Payment Systems Official Check Financial Money Orders FSMC Share Draft MoneyGram operates under two business segments 8

Segment Financial Performance Revenue Operating Income in Millions 2005 2006 Total Revenue 650 822 Investment Revenue 322 337 $650 $822 $322 $337 2005 2006 Total Revenue 610 765 Investment Revenue 210 210 $122 $153 $42 $42 Global Funds Transfer Payment Systems in Millions 9

Investment Proposition Clear strategies for long-term growth Strong, growing and defensible market positions Favorable end-market dynamics Leader in payment services solutions and platforms Continued reinvestment in business Long-term contracts 10

Investment Proposition Attractive financial profile Low leverage Strong, consistent cash flow Aggressive long-term financial goals Double-digit revenue growth Double-digit earnings growth ROE of 16-20% 11

Float Products and Portfolio Bill Putney Executive Vice President Chief Investment Officer Tony Ryan Executive Vice President Global Payment Systems 12

Float Products PrimeLink Official Check outsourcing Over 1,700 financial institution relationships Over 15,000 branch locations 25% of Financial Institutions in U.S.1 Money Orders Retail and Financial Institutions Over 65,000 U.S. locations Sale of receivables facility 1 FDIC and CUNA data 13

Official Check Life Cycle Day 0 Official Check issued Day 1 Financial Institution remits funds Day 2-3 Purchaser presents OC item deposited Day 4-5 Deposit bank presents OC to MGI clearing bank Day 1-2 MGI receives funds Day 2-3 MGI invests funds Day 4-5 MGI remits funds to clearing bank PrimeLink instruments have an average float duration of 3-5 days and comprise approximately 80% of the float portfolio. 14

Money Order Life Cycle Day 0 Money Order issued Day 1 Agent remits funds Day 2-7 Purchaser "walk around" time item deposited Day 7-9 Deposit bank presents MO to MGI clearing bank Day 1-2 MGI receives funds Day 2-7 MGI invests funds Day 7-9 MGI remits funds to clearing bank Money Orders have an average float duration of 7 - 9 days and comprise approximately 20% of the float portfolio. 15

Float Creation Official Check and Money Order life cycle 16

Investment Revenue 2006 investment revenue accounted for 34% of total MGI revenues 2002 2003 2004 2005 2006 Total revenue 707.7 737.2 826.5 971.2 1159.6 Investment revenue 351.3 323.1 316 368 395.5 Total MGI revenue Investment revenue 50% 44% 38% 38% 34% Investment revenue as % of total revenue 17

Investment Portfolio In late 2002 and 2003 mortgage refinance activity increased balances In 2004, refinance activity declined In 2005 and 2006, client financial institution consolidation resulted in lower balances Average portfolio balance (in billions) 2002 2003 2004 2005 2006 Total 6.1 7 6.8 6.7 6.3 $6.1 $7.0 $6.8 $6.7 $6.3 18

Asset Allocation Municipals 790 CMBS 590 RMBS 1604 U.S. Govt 339 Corporate 319 Other 173 ABS 2021 Diversified portfolio As of 12/31/06 19

Portfolio Quality US Agency/Treasury 612 AAA 2388 AA 1233 A 1207 BBB 58 Below Investment Grade 193 Weighted average rating AA 20 As of 12/31/06

0-1 years 2015857 1-3 years 1591670 3-5 years 1548623 5-7 years 358746 Over 7 years 132535 Net duration averaged approximately 1.5 years in 2006 Portfolio Duration 21 As of 12/31/06

Hedging Strategies The objective is to maintain spread for PrimeLink and sale of receivables programs under various interest rate scenarios Tools Interest rate swaps Floating rate securities Cash 22

Regulatory Oversight Required to maintain a 1-to-1 relationship between outstanding payment service obligations and market value of securities Permissible investments must have A-/A3 or better ratings Detailed quarterly permissible investment reporting to the state regulatory bodies 23

Portfolio Highlights Diversified portfolio - credit limit of 1% per name Non-investment grade investments limited to 3% of market value of portfolio Multi-faceted portfolio oversight Internal committees (F&I of Board; ALCO) State regulatory bodies 24

Growth Strategy - U.S. Financial Institutions Leverage MoneyGram assets Grow Official Check business Continued focus on fee-based pricing Selectively add balances Deliver new products into FI channel Money Transfer Urgent Bill Payment ACH services 25

Money Order Strategy Maintain #1 market share position Transaction runoff below market estimates Reinvest cash flows in high growth opportunities 26

Summary Portfolio Strategy Provide liquidity for payment service obligations Protect principal Generate attractive long-term returns Leverage Assets Cross-sell higher growth products into FI channel 27

Global Payment Services Tony Ryan Executive Vice President Global Payment Systems 28

Global Payment Services Product Offerings Consumer to Consumer 29

Global Payment Services Product Offerings Consumer to Business 30

Money Transfer 31

Retail Network Growth Expanding the MoneyGram footprint Global agent locations (in 000's) 32

Global Network Expansion Developing key markets Agent location distribution United States & Canada Western Europe & Middle East Eastern Europe Asia, ISC & Africa Mexico LAC 110,000 57,000 33

Global Agent Partners 34

Transaction Growth Greater than 25% transaction growth for 22 consecutive quarters* Annual transaction growth rates *Includes Urgent Bill Payment 35

Market Share 2006 market size:$269 billion* *Based on global dollars sent per Aite Group (2005) - C2C only Increasing global market share 36

Mexico Mexico as a % of total transactions* Diminishing reliance on Mexico *Including Urgent Bill Payment 37

Relative growth vs. Banco de Mexico data* Outpacing the market in Mexico Mexico *Based on Banco de Mexico data - electronic transfers only Banco De Mexico 38

ExpressPayment Total ExpressPayment Billers Urgent Bill Payment and Prepaid loading Premium price Speed Good funds Biller connectivity Payment Tracker Real-time 39

Strategic Priorities 40

Build a superior, low-cost service platform Deliver new payment products and related financial services Expand distribution and create new delivery methods Provide consumers with a superior value and tell them about it Strategic Priorities 41

Strategic Priorities Provide consumers with a superior value and tell them about it Simplified pricing U.S. is rolled-out Targeted corridor approach to international pricing Multi-Currency Multiple or local currency payout Completed 34 country conversions in 2006 Continue to convert additional countries 42

Strategic Priorities Investing in the brand Maintain consistent percentage of revenue in 2007 Signage Red shops Street teams Advertising Promotional activities Provide consumers with a superior value and tell them about it 43

Strategic Priorities Expand distribution and create new delivery methods Agent locations Convenience: critical factor for our consumers Targeting 15-20% growth in 2007 Expand global reach Virtual Directed sends eMoneyTransfer - emerging channel with 140% YoY growth in 2006 44

Strategic Priorities Expand distribution and create new delivery methods Retail stores Strategic markets France Germany Selected corridors from the U.S. Format Standalone stores Kiosks 20 locations active in France and Germany 45

Strategic Priorities Deliver new payment products and related financial services In-Person Bill Payment Utility and Prepaid 3-5 day service Low price point Complementary to ExpressPayment Electronic payments Back office systems for biller direct payments IVR, web and telephone 46

Strategic Priorities Deliver new payment products and related financial services Prepaid Cards General spend MasterCard(r) Issued at select U.S. agent locations Reloadable at all U.S. MoneyGram Agents 47

Strategic Priorities Build a superior, low-cost service platform Customer care centers Denver, Colorado - USA 490 seats Received over 21 million calls in 2006 24 x 7 23 languages supported Sofia, Bulgaria Outsourced center 48

Strategic Priorities Build a superior, low-cost service platform Compliance Investing in systems Agent training People Back-office systems Implementing Oracle e-Business modules Driving automation of key processes 49

Challenges Market challenges U.S. Economy Job growth Immigration Regulatory Environment Global and Dynamic Staffing for Growth Recruiting the right talents 50

Achieving our Purpose Capturing the opportunity Affordable Positioned as the global leader in value Driving processing costs lower Reliable Investing in new systems for our partners and employees Expanding our global brand, building trust Convenient Growing a high quality global network Innovating to provide consumer choice 51

MoneyGram 2010 Continued growth Double size of retail Money Transfer network (vs. 2006) Continue to increase global Money Transfer market share Cash-based transfers largest component of MGI Strong global electronic product offerings 52

Summary Phil Milne Chairman, President & Chief Executive Officer 53

Clear strategies for long-term growth Strong, growing and defensible market positions Favorable end-market dynamics Leader in payment services solutions and platforms Continued reinvestment in business Long-term contracts Bringing it all together 54

Attractive financial profile Low leverage Strong, consistent cash flow Aggressive long-term financial goals Double-digit revenue growth Double-digit earnings growth ROE of 16-20% Bringing it all together 55

Q & A Phil Milne Chairman, President & Chief Executive Officer Bill Putney Executive Vice President Chief Investment Officer Tony Ryan Executive Vice President Global Payment Systems Dave Parrin Executive Vice President & Chief Financial Officer 56